UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1511 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Knowles Corporation (the "Company") held its annual meeting of stockholders on April 26, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders (i) elected the persons listed below to serve as directors for a one-year term expiring at the 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022; and (iii) approved, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement filed by the Company with the U.S. Securities and Exchange Commission in connection with the Annual Meeting. Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1 - Election of Directors

				Broker Non-Votes
Director	For	Against	Abstain
Keith L. Barnes	83,006,254	990,582	24,894	3,623,181
Hermann Eul	83,589,022	394,750	37,958	3,623,181
Didier Hirsch	83,117,203	869,762	34,765	3,623,181
Ye Jane Li	82,658,280	1,320,912	42,538	3,623,181
Donald Macleod	83,663,753	314,568	43,409	3,623,181
Jeffrey S. Niew	83,673,562	317,854	30,314	3,623,181
Cheryl Shavers	82,596,200	1,393,270	32,260	3,623,181
Michael Wishart	83,682,675	311,641	27,414	3,623,181

Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022:

			Broker Non-Votes
For	Against	Abstain
87,309,148	301,236	34,527	0

Proposal 3 - Non-binding advisory vote to approve named executive officer compensation:

			Broker Non-Votes
For	Against	Abstain
81,821,695	2,104,784	95,251	3,623,181

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:
Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: April 29, 2022	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary